UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 15, 2020

TATTOOED CHEF, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38615	82-5457906
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6305 Alondra Blvd.

Paramount, CA 90723

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (562) 602-0822

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Warrants, each exercisable for one share of common stock	TTCFW	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	TTCF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On October 15, 2020, Myjojo, Inc. (“Ittella Parent”) and the registrant, Forum Merger II Corporation (“Forum”) (now Tattooed Chef, Inc.), consummated the previously-announced transactions contemplated by the Merger Agreement (as defined below) (the “Transactions”), following the approval at the special meeting of the stockholders of Forum held on October 15, 2020 (the “Special Meeting”).

Immediately upon the completion of the Transactions, Ittella Parent became a direct wholly owned subsidiary of Forum. In connection with the Closing (as defined below) of the Transactions, Forum changed its name from Forum Merger II Corporation to Tattooed Chef, Inc. (“Tattooed Chef”). Certain terms used in this Current Report on Form 8-K have the same meaning as set forth in the definitive proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission (the “Commission”) on October 1, 2020 by Forum.

Unless the context otherwise requires, “we,” “us,” “our,” and the “Company” refer to Tattooed Chef, Inc., a Delaware corporation, and its consolidated subsidiaries. All references herein to the “Board” refer to the board of directors of the Company. All references to “Forum” refer to the Company before the Closing.

Item 1.01	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

As disclosed under the section titled “The Business Combination Proposal” and its subsection titled “The Merger Agreement” of the Proxy Statement, on June 11, 2020, Forum, Sprout Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“Merger Sub”), Ittella Parent, and Salvatore Galletti, in his capacity as the holder representative, entered into an Agreement and Plan of Merger, which was amended on August 10, 2020 by the First Amendment to the Agreement and Plan of Merger (as amended, the “Merger Agreement”).

The Transactions involved the merger of Merger Sub with and into Ittella Parent, with Ittella Parent continuing as the surviving corporation (the “Surviving Entity”) and as a wholly-owned subsidiary of the Company (the “Business Combination”).

Item 2.01 of this Current Report discusses the consummation of the Business Combination and various other Transactions and events contemplated by the Merger Agreement which took place on October 15, 2020 (the “Closing”), and is incorporated herein by reference.

Amended and Restated Registration Rights Agreement

On August 2, 2018, Forum Investors II, LLC, Forum’s sponsor (the “Sponsor”), entered into a registration rights agreement with Forum, pursuant to which the Sponsor was granted certain rights relating to the registration of shares of common stock, Initial Founder Shares (as defined therein), Private Placement Units (as defined therein), and Working Capital Units (as defined therein) held by it.

Upon the Closing, we, the Ittella Parent stockholders, the underwriters of Forum’s initial public offering, and the Sponsor entered into an amended and restated registration rights agreement (the “Registration Rights Agreement”). Under the Registration Rights Agreement, the Sponsor agreed that it will not transfer (i) 1,250,000 Founder Shares (as defined in the Registration Rights Agreement) held by it prior to six months after the Closing and (ii) 3,750,000 Founder Shares held by it prior to the earlier of (x) twelve months after the Closing, (y) the date on which the last sales price of common stock exceeds $12.00 per share, subject to adjustment as provided therein and (z) the date on which we complete a transaction that results in all of our stockholders having the right to exchange their shares of common stock for cash, securities or other property. In addition, the holders of shares of common stock received as consideration in the Business Combination agreed not to transfer any of the shares held by them prior to six months after the Closing.

Under the Registration Rights Agreement, the Ittella Parent stockholders and the Sponsor hold registration rights that obligate the Company to register for resale under the Securities Act of 1933, as amended (the “Securities Act”), all or any portion of the common stock issued as merger consideration under the Merger Agreement, as well as shares of common stock held by the Sponsor or issuable upon the exercise of warrants held by the Sponsor. Initiating Holders (as defined in the Registration Rights Agreement) will be entitled to make a written demand for registration under the Securities Act of all or part of the their registrable securities, subject to certain limitations as described in the Registration Rights Agreement, including that these holders must propose to sell securities with anticipated total proceeds of at least $10,000,000. Subject to certain exceptions if, any time after the Closing, we propose to file a registration statement under the Securities Act with respect to our securities, under the Registration Rights Agreement, we shall give notice to stockholders who are a party to the Registration Rights Agreement, including the Sponsor, as to the proposed filing and offer these stockholders an opportunity to register the sale of the number of their registrable securities as they request in writing. In addition, subject to certain exceptions, these stockholders will be entitled under the Registration Rights Agreement to request in writing that we register the resale of any or all of their registrable securities on Form S-3 and any similar short-form registration statement that may be available at that time.

Under the Registration Rights Agreement, we agree to indemnify these stockholders and certain persons or entities related to these stockholders against any losses or damages resulting from any untrue statement or omission of a material fact in any registration statement or prospectus pursuant to which they sell registrable securities, unless the liability arose from their misstatement or omission, and these stockholders, if registrable securities held by these stockholders are included in the securities as to which registration, qualification or compliance is being effected, agree to indemnify us and certain persons or entities related to us against all losses caused by their misstatements or omissions in those documents.

This summary is qualified in its entirety by reference to the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Current Report and is incorporated herein by reference.

Sponsor Earnout Letter

In connection with the Merger Agreement, Forum entered into a Sponsor Earnout Letter with the Sponsor and Ittella Parent, dated June 11, 2020 (“Sponsor Earnout Letter”), pursuant to which the Sponsor placed the Sponsor Earnout Shares (as defined in the Merger Agreement) into escrow, effective as of the Closing, and subjected these shares to the vesting conditions set forth in the Merger Agreement.

If the vesting conditions are not satisfied, then the Sponsor Earnout Shares will be forfeited and cancelled. The vesting, release and forfeiture terms of the Sponsor Earnout Shares are as follows. Sponsor Earnout Shares will vest within the first three years after the Closing, upon the following conditions: (i) if the trading price of our common stock equals or exceeds $12.00 on any 20 trading days in any 30-day trading period (the “$12.00 Share Price Trigger”), then 50% of the Sponsor Earnout Shares will vest, or (ii) if the trading price of our common stock equals or exceeds $14.00 on any 20 trading days in any 30-day trading period (each of such $14.00 trigger and the $12.00 Share Price Trigger, a “Share Price Trigger”), then 50% of the Sponsor Earnout Shares will vest. If a change in control occurs within the first three years after the Closing, all Sponsor Earnout Shares not previously vested will vest. If the foregoing vesting conditions are not satisfied within the first three years of Closing, the Sponsor Earnout Shares are forfeited.

This summary is qualified in its entirety by reference to the text of the Sponsor Earnout Letter, which is included as Exhibit 10.2 to this Current Report and is incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets.

At the Special Meeting, the Forum stockholders considered and adopted, among other matters, the Merger Agreement. On October 15, 2020, the parties consummated the Transactions.

At the Special Meeting, holders of 1,827 shares of Forum common stock sold in its initial public offering (“Public Shares”) exercised their right to redeem those shares for cash at a price of $10.37 per share, for an aggregate of approximately $18,952. Immediately after giving effect to the Transactions, there were approximately 57.6 million shares of common stock and warrants to purchase approximately 20.7 million shares of common stock of the Company issued and outstanding, not including any Sponsor Earnout Shares or Holdback Shares. Upon the Closing, Forum’s units automatically separated into the component securities upon consummation of the Business Combination and, as a result, no longer traded as a separate security, and our common stock and warrants began trading on The Nasdaq Stock Market (“Nasdaq”) under the trading symbols “TTCF” and “TTCFW,” respectively. Prior the Closing, each unit of Forum consisted of one share of Class A common stock and one public warrant of the Company, whereby each public warrant entitled the holder to purchase one share of Class A common stock at an exercise price of $11.50 per share. Upon the closing of the Business Combination, Forum’s amended and restated certificate of incorporation, dated August 2, 2018, was replaced with the second amended and restated certificate of incorporation of Tattooed Chef, which, among other things, reclassified all shares of Class A common stock as common stock.

As of the Closing, Salvatore Galletti, our chief executive officer, and an entity affiliated with him, beneficially owned approximately 49.2% of our outstanding shares of common stock and the former security holders of Forum beneficially owned approximately 5.3% of our outstanding shares of common stock, not including any Sponsor Earnout Shares or Holdback Shares. As a result, we are a “controlled company” within the meaning of the Nasdaq listing rules but currently do not intend to take advantage of the controlled company exemptions from certain of Nasdaq’s corporate governance rules.

The per share redemption price of approximately $10.37 for holders of Public Shares electing redemption was paid out of Forum’s trust account, which after taking into account the redemption but before any cash consideration paid to the holders of Ittella Parent equity and any transaction expenses, had a balance immediately prior to the Closing of approximately $207.4 million.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as Forum was immediately before the Transactions, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing the information below that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined company after Forum’s acquisition of Ittella Parent in connection with the consummation of the Transactions, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This current Report on Form 8-K contains forward-looking statements. Forward-looking statements provide our current expectations or forecasts of future events. Forward-looking statements include statements about our expectations, beliefs, plans, objectives, intentions, assumptions and other statements that are not historical facts. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predicts,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this Current Report include, but are not limited to, statements about our:

●	ability to maintain the listing of its common stock on Nasdaq following the Business Combination;

●	ability to raise financing in the future;

●	ability to successfully acquire and integrate new operations and facilities;

●	ability to respond to market conditions and global and economic factors beyond our control, including the potential adverse effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and our liquidity, operations and personnel;

●	ability to obtain raw materials on a timely basis or in quantities sufficient to meet the demand for our products;

●	ability to grow and retain our customer base;

●	ability to forecast and maintain an adequate rate of revenue growth and appropriately plan our expenses;

●	ability to continue to grow sales of “Tattooed Chef” branded products;

●	expectations regarding future expenditures;

●	ability to attract and retain qualified employees and key personnel;

●	ability to retain relationship with third party suppliers;

●	ability to compete effectively in the competitive packaged food industry;

●	ability to protect and enhance our corporate reputation and brand; and

●	ability to respond to the impact from future regulatory, judicial, and legislative changes in our industry.

These forward-looking statements are based on information available as of the date of this Current Report, and current expectations, forecasts and assumptions, and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

In addition, statements that we “believe” and similar statements reflect our beliefs and opinions on the relevant subject. These statements are based upon information available to us as of the date of this Current Report, and while we believe such information forms a reasonable basis for such statements, such information may be limited or incomplete, and these statements should not be read to indicate that we have conducted an exhaustive inquiry into, or review of, all potentially available relevant information. These statements are inherently uncertain and investors are cautioned not to unduly rely upon these statements.

You should not place undue reliance on these forward-looking statements. As a result of a number of known and unknown risks and uncertainties, our actual results or performance may be materially different from those expressed or implied by these forward-looking statements.

Business

Our business is described in the Proxy Statement in the section titled “Information About Ittella Parent” and that information is incorporated herein by reference.

Risk Factors

The risks associated with our business are described in the Proxy Statement in the section titled “Risk Factors” and are incorporated herein by reference.

Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the financial information of Ittella Parent, which is incorporated herein by reference. Reference is further made to the disclosures contained in the Proxy Statement in the sections titled “Summary Historical Financial Information of Ittella Parent” and “Ittella Parent Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2019 is included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 81 of the Proxy Statement and is incorporated herein by reference. The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2020 and the unaudited pro forma condensed combined statement of operations for the Company for the year ended December 31, 2019 are set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

The table setting forth the per share data of the Company on a stand-alone basis and the unaudited pro forma condensed combined per share data for the year ended December 31, 2019 and the six months ended June 30, 2020 after giving effect to the Business Combination is set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

Properties

Our facilities are described in the Proxy Statement in the section titled “Information About Ittella Parent– Facilities,” which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our common stock upon the closing of the Business Combination by:

●	each person known to us to be the beneficial owner of more than 5% of our upon the closing of the Business Combination;

●	each of our officers and directors; and

●	all of our executive officers and directors as a group upon the closing of the Business Combination.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them. The beneficial ownership of shares of our common stock has been determined assuming that there are no Sponsor Earnout Shares or Holdback Shares issued and outstanding.

	Number of Shares Beneficially Owned	Percentage of Outstanding Shares
Directors and Executive Officers of Tattooed Chef
Salvatore Galletti(3)(6)	28,324,038	49.2%
Sarah Galletti(4)(6)	—
Stephanie Dieckmann(6)	500,000	0.9%
Giuseppe Bardari(5)(6)	1,500,000	2.6%
Charles Cargile(6)	—
Matthew Williams(6)	—
David Boris(1)(2)	3,055,000	5.3%
Ed Gelfand(6)	—
Bryan Rosenberg(6)	—
Paula Ciaramitaro(6)	—
Jennifer Fellner(6)	—
Ryan Olohan(6)	—
Daniel Williamson(6)	—
Marie D. Quintero-Johnson(6)	—
All executive officers and directors as a group (14 individuals)	33,379,038	57.9%

Five Percent Stockholders:
Forum Investors LLC(1)(2)	3,055,000	5.3%
Marshall Kiev(1)(2)	3,055,000	5.3%
UMB Capital Corporation(7)	4,046,291	7.0%

*	Less than 1%.

(1)	The business address of each of these entities or individuals is 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445.
(2)	Represents shares held by the Sponsor. Forum Capital Management II LLC is the managing member of the Sponsor and has voting and investment discretion with respect to the common stock held by the Sponsor. Marshall Kiev and David Boris are the managing members of Forum Capital Management II LLC and may be deemed to have beneficial ownership of the common stock held directly by the Sponsor. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.
(3)	Includes 566,481 shares held by Project Lily, LLC, a Delaware limited liability company (“Project Lily”). Project Lily is owned 52% by Salvatore Galletti, 24% by his daughter, Sarah Galletti, and 24% by his son, Abel Galletti. Salvatore Galletti has sole voting and investment power over the shares held by Project Lily.
(4)	Does not include any shares to be held by Project Lily. Sarah Galletti is an owner of Project Lily, as described in footnote 3, but does not have any voting or investment power over the shares held by Project Lily.
(5)	Represents shares held by Pizzo Food Srls (“Pizzo”). Mr. Bardari owns 100% of Pizzo and has sole voting and investment power over the shares held by Pizzo.
(6)	The business address of each of these entities or individuals is 6305 Alondra Boulevard, Paramount, California 90723.
(7)	The business address of UMB is UMB Capital Corporation, 1010 Grand Boulevard, Kansas City, Missouri 64106. Voting and dispositive power of the shares held by UMB is held by its board of directors, which currently comprises Andre Trudell, Mariner Kemper, Jim Rine, Tom Terry, Dominic Karaba, Greg Carasik, and Chris Roth. Each such person disclaims any beneficial ownership of the reported shares other than to the extent of any pecuniary interest they may have therein, directly or indirectly.

Directors and Executive Officers

The Company’s directors and executive officers after the Closing are described in the Proxy Statement in the section titled “Management After the Business Combination,” which is incorporated herein by reference.

Executive Compensation

The executive compensation of Ittella Parent’s executive officers and directors is described in the Proxy Statement in the sections titled “Executive Compensation – Ittella Parent” and “Certain Relationships and Related Transactions – Ittella Parent Related Party Transactions” incorporated herein by reference.

Certain Relationships and Related Transactions

The certain relationships and related party transactions of Ittella Parent are described in the Proxy Statement in the section titled “Certain Relationships and Related Person Transactions,” which is incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement titled “Information About Ittella Parent – Legal Proceedings,” which is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

Information about the market price, ticker symbol, number of stockholders and dividends for Forum’s securities is set forth in the Proxy Statement in the section titled “Market Price, Ticker Symbol and Dividend Information” and this information is incorporated herein by reference. As of the Closing, there were approximately 12 holders of record of the Company’s common stock and approximately four holders of record of the Company’s warrants to purchase common stock (formerly Class A common stock).

Tattooed Chef’s common stock began trading on Nasdaq under the symbol “TTCF” and its warrants began trading on Nasdaq under the symbol “TTCFW” on October 16, 2020, subject to ongoing review of Tattooed Chef’s satisfaction of all listing criteria post-Business Combination.

We have not paid any cash dividends on shares of our common stock to date. The payment of cash dividends is restricted by negative covenants pursuant to our line of credit.

Description of Registrant’s Securities

The description of Ittella Parent’s securities is contained in the Proxy Statement in the sections titled “Description of Securities,” which is incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Changes in Accountants

Reference is made to the disclosure contained in Item 4.01 of this Current Report, which is incorporated herein by reference.

Recent Sales of Unregistered Securities

Reference is made to the disclosure set forth under Item 3.02 of this Current Report concerning the issuance and sale by the Company of certain unregistered securities, which is incorporated herein by reference.

Indemnification of Directors and Officers

Reference is made to the disclosure set forth under Item 5.02 of this Current Report, which is incorporated herein by reference.

Financial Statements and Exhibits

Reference is made to the disclosure set forth under Item 9.01 of this Current Report, which is incorporated herein by reference.

Item 2.02	Results of Operations and Financial Condition.

Certain annual and quarterly financial information regarding Ittella Parent was included in the Proxy Statement, in the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Ittella Parent”, which is incorporated herein by reference. The disclosure contained in Item 2.01 of this Current Report is also incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

In connection with the Business Combination, the following transactions have been consummated prior to, and as a condition to, the Closing: (i) UMB Capital Corporation (“UMB”) contributed all of the equity interests in Ittella International, LLC, a California limited liability, and direct subsidiary of Ittella Parent owned by it, to Ittella Parent in exchange for Ittella Parent issuing to UMB 1,176 shares of common stock of Ittella Parent; (ii) Pizzo Food Srls, a company organized under the laws of Italy (“Pizzo”) has contributed all of the equity interests in Ittella Italy S.R.L., a company organized under the laws of Italy (“Ittella Italy”) owned by it to Ittella’s Chef LLC in exchange for Ittella Parent issuing to Pizzo one share of Class B special stock, par value $0.001 per share of Ittella Parent; (iii) Salvatore Galletti has transferred some of his shares of common stock of Ittella Parent to Project Lily, which is controlled by Salvatore Galletti; and (iv) Ittella Parent issued one share of Class A special stock, par value $0.001 per share, in Ittella Parent to Stephanie Dieckmann (these transactions collectively, the “Restructuring”). The Restructuring was consummated prior to the Business Combination. The shares of Class A and Class B special stock of Ittella Parent were converted into shares of our common stock upon consummation of the Business Combination.

The shares issued to the applicable holders as part of the Restructuring and to the stockholders of Ittella Parent in connection with the Closing were issued pursuant to and in accordance with exemptions from registration under the Securities Act, under Section 4(a)(2) of and/or Regulation D promulgated under the Securities Act.

Upon the Closing of the Transactions, (i) all shares of Class B common stock were reclassified to Class A common stock; and (ii) immediately following this reclassification, all shares of Class A common stock were reclassified to common stock of Tattooed Chef.

Item 3.03	Material Modification to Rights of Security Holders.

Amended and Restated Certificate of Incorporation

Upon the closing of the Business Combination, Forum’s amended and restated certificate of incorporation, dated August 2, 2018, as further amended on September 30, 2020, was replaced with the second amended and restated certificate of incorporation of Tattooed Chef (“Amended Certificate”), which, among other things:

(a) provides that any amendment to provisions of the Company’s charter and bylaws will require the approval of the holders of at least 66⅔% of the Company’s then-outstanding shares of capital stock entitled to vote generally at an election of directors;

(b) provides that the Company opts out of Section 203 of the Delaware General Corporation Law, which prevents certain Delaware corporations, under certain circumstances, from engaging in a “business combination” with certain “interested stockholders” and their affiliates;

(c) provides that the federal district courts of the United States of America will be the sole and exclusive forum for resolving any complaint asserting a cause of action arising under the federal securities laws, including the Securities Act of 1933, as amended;

(d) provides that, subject to the limitations imposed by applicable law, directors may be removed with cause by the affirmative vote of the holders of at least 66⅔% of the voting power of all then-outstanding shares of capital stock of the Company entitled to vote generally at an election of directors;

(e) changes the Registrant’s name to “Tattooed Chef, Inc.” from “Forum Merger II Corporation”;

(f)  increases the authorized capital stock from 111,000,000 shares, consisting of 100,000,000 shares of Class A common stock, 10,000,000 shares of Class B common stock and 1,000,000 shares of preferred stock, par value $0.0001 per share, to 1,010,000,000 shares, which consists of 1,000,000,000 shares of common stock, and 10,000,000 shares of preferred stock, by, on the effective date of the filing of the Amended Certificate: (i) reclassifying all shares of Class B common stock as Class A common stock; (ii) immediately following the conversion of such Class B common stock into shares of Class A common stock, reclassifying all shares of Class A common stock as common stock; and (iii) creating an additional 890,000,000 shares of common stock and 9,000,000 shares of preferred stock;

(g) eliminates various provisions applicable only to blank check companies; and

(h) changes the classification of the board of directors from two classes to three classes of directors, with each class elected for staggered terms.

The stockholders of Forum approved this amended and restated certificate of incorporation at the Special Meeting. This summary is qualified in its entirety by reference to the text of the Amended Certificate, which is included as Exhibit 3.1 to this Current Report and is incorporated herein by reference.

Amended and Restated Bylaws

Upon the Closing of the Business Combination, Forum’s bylaws were amended and restated to be consistent with our Amended Certificate and to make certain other changes that our board of directors deems appropriate for a public operating company. This summary is qualified in its entirety by reference to the text of the amended and restated bylaws, which are included as Exhibit 3.2 to this Current Report and is incorporated herein by reference.

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

Marcum, LLP (“Marcum”) served as the independent registered public accounting firm for Forum from its inception through the Closing. The firm of BDO USA, LLP (“BDO”) served as the independent registered public accounting firm for privately-held Ittella Parent prior to the Business Combination.

On October 15, 2020, the Audit Committee of the Board approved the engagement of BDO as the Company’s independent registered public accounting firm effective as of the Closing to audit the Company’s consolidated financial statements for the year ended December 31, 2020. The Audit Committee of Forum resolved that Marcum would be dismissed as the Company’s independent registered public accounting firm effective upon filing of the Company’s Form 10-Q for the quarter ended September 30, 2020, which consists only of the accounts of the pre-Business Combination special purpose acquisition company, Forum (this date, the “10-Q Filing Date”). Accordingly, Marcum was informed that it would be dismissed as the Company’s independent registered public accounting firm effective as of the 10-Q Filing Date.

Marcum’s report on Forum’s financial statements as of December 31, 2019 and 2018, for the year ended December 31, 2019 and for the period from May 4, 2018 (inception) to December 31, 2018 did not contain an adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles. During the period of Marcum’s engagement by Forum, and the subsequent interim period preceding Marcum’s dismissal, there were no disagreements with Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Marcum, would have caused it to make a reference to the subject matter of the disagreement in connection with its reports covering such periods. In addition, no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K, occurred within the period of Marcum’s engagement and the subsequent interim period preceding Marcum’s dismissal.

During the period from May 4, 2018 (Forum’s inception) through December 31, 2019 and the subsequent interim period preceding the engagement of BDO, Forum did not consult BDO regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Forum’s financial statements, and neither a written report was provided to Ittella Parent or oral advice was provided that BDO concluded was an important factor considered by Ittella Parent in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

Ittella Parent provided Marcum with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report and requested that Marcum furnish a letter addressed to the Commission, which is included as Exhibit 16.1 to this Current Report, stating whether it agrees with these disclosures, and, if not, stating the respects in which it does not agree.

Item 5.01	Changes in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement in the sections titled “The Business Combination Proposal” and “The Merger Agreement,” which are incorporated herein by reference. Further reference is made to the information contained in Item 2.01 to this Current Report, which is incorporated herein by reference.

Immediately after giving effect to the Transactions, there were approximately 57.6 million shares of our common stock outstanding, not including Sponsor Earnout and Holdback Shares. At that time, Salvatore Galletti, our chief executive officer, and an entity affiliated with him, held approximately 49.2% of the outstanding shares of our common stock and our executive officers and directors and their affiliated entities held approximately 8.8% of our outstanding shares of our common stock.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Directors and Officers

The following persons are serving as executive officers and directors following the Closing. For biographical information concerning the executive officers and directors, see the disclosure in the Proxy Statement in the sections titled “Management After the Business Combination” and “Ittella Parent Management,” which are incorporated herein by reference regarding the appointment of Mr. Williams as Chief Growth Officer and the appointment of Mr. Cargile, and the corresponding resignation of Ms. Dieckmann, as Chief Financial Officer, which is incorporated herein by reference.

Name	Age	Position
Salvatore “Sam” Galletti	57	President, CEO, and Class III Director
Sarah Galletti	34	Creative Director
Charles Cargile	56	Chief Financial Officer
Stephanie Dieckmann	41	Chief Operating Officer
Matthew Williams	49	Chief Growth Officer
Giuseppe Bardari	44	President, Ittella Italy
Bryan Rosenberg	55	Class III Director
Paula Ciaramitaro	57	Class III Director
Ed Gelfand	72	Class II Director
Daniel Williamson	64	Class II Director
Jennifer Fellner	54	Class II Director
Ryan Olohan	46	Class I Director
David Boris	60	Class I Director
Marie D. Quintero-Johnson	53	Class I Director

Effective upon the Closing, all executive officers and directors of Forum, other than David Boris, resigned as executive officers and directors of Forum.

Indemnification Agreement

On the Closing Date, we entered into indemnification agreements with each of our directors and executive officers. Each indemnification agreement provides for indemnification and advancements by us of certain expenses and costs relating to claims, suits or proceedings arising from his or her service to us or, at our request, service to other entities, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is included as Exhibit 10.8 to this Current Report and is incorporated herein by reference.

2020 Equity Incentive Plan

At the Special Meeting, the Forum stockholders considered and approved the 2020 Equity Incentive Plan (the “Incentive Plan”) and reserved 5,200,000 shares of common stock for issuance thereunder. The Incentive Plan was previously approved, subject to stockholder approval, by Forum’s board of directors on September 23, 2020. The Incentive Plan became effective immediately upon the Closing of the Business Combination. A committee of at least two people appointed by our Board (or, if no such committee has been appointed, our Board) (the “Committee”) will administer the Incentive Plan. The maximum aggregate grant-date fair value of awards granted and cash fees paid to any non-employee director pursuant to the Incentive Plan during any fiscal year may not exceed a total value of $100,000, provided that the non-employee directors who are considered independent (under the rules of The Nasdaq Stock Market or other securities exchange on which shares of our common stock are traded) may make exceptions to this limit for a non-executive chair of our Board, if any, in which case the non-employee director receiving the additional compensation may not participate in the decision to award that compensation. Shares of common stock underlying awards under the Incentive Plan that are forfeited, cancelled, expire unexercised or are settled in cash will be available again for new awards under the Incentive Plan. If there is any change in our corporate capitalization, the Committee in its sole discretion may make substitutions or adjustments to the number of shares of common stock reserved for issuance under the Incentive Plan, the number of shares of common stock covered by awards then outstanding under the Incentive Plan, the limitations on awards under the Incentive Plan, the exercise price of outstanding options and such other equitable substitutions or adjustments as it may determine appropriate.

A more complete summary of the terms of the Equity Incentive Plan is set forth in the Proxy Statement. That summary and the foregoing description are qualified in their entirety by reference to the text of the Equity Incentive Plan, which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Employment Agreements

In connection with the entry into the Merger Agreement, Forum entered into employment agreements with Salvatore Galletti, Sarah Galletti, Stephanie Dieckmann, and Giuseppe Bardari, which became effective at Closing. Pursuant to the terms of the employment agreements, Salvatore Galletti serves as our Chief Executive Officer and President. Sarah Galletti is our Director of Research and Development. Stephanie Dieckmann serves as our Chief Operating Officer and Giuseppe Bardari is the President of Ittella Italy, a wholly-owned subsidiary of Ittella Parent. For additional information, see the disclosure in the Proxy Statement in the section entitled “Executive Compensation — Ittella Parent,” which is incorporated herein by reference.

Further reference is made to see the disclosure in the Proxy Statement in the sections titled “Management After the Business Combination” and “Ittella Parent Management,” which are incorporated herein by reference concerning Mr. Cargile’s appointment as our Chief Financial Officer and Mr. Williams’ appointment as our Chief Growth Officer.

The descriptions of the employment agreements incorporated herein with each of Messrs. Galletti and Bardari and Mses. Galletti and Dieckmann do not purport to be complete and are qualified in their entirety by the terms and conditions of the employment agreements, which are included as Exhibits 10.3 through 10.6, respectively, to this Current Report and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report is incorporated by reference into this Item 5.03.

Item 5.06	Change in Shell Company Status.

As a result of the Transactions, Forum ceased being a shell company. Reference is made to the disclosure in the Proxy Statement in the sections titled “The Business Combination Proposal” and “The Merger Agreement,” which are incorporated herein by reference. Further reference is made to the information contained in Item 2.01 of this Current Report, which is incorporate herein by reference.

Item 8.01	Other Events.

As a result of the Business Combination and by operation of Rule 12g-3(a) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Ittella Parent is a successor issuer to Forum. Ittella Parent hereby reports this succession in accordance with Rule 12g-3(f) under the Exchange Act.

Item 9.01	Financial Statement and Exhibits.

(a)-(b) Financial Statements.

Information responsive to Item 9.01(a) and (b) of Form 8-K is set forth in the financial statements included in the Proxy Statement beginning on page F-1.

The unaudited pro forma condensed combined financial information of the Company for the year ended December 31, 2019 is included in the Proxy Statement in the section entitled “Unaudited Pro Forma Condensed Combined Financial Statements” beginning on page 81 of the Proxy Statement and is incorporated herein by reference. The unaudited pro forma condensed combined financial information of the Company as of and for the six months ended June 30, 2020 and the unaudited pro forma condensed combined statement of operations for the Company for the year ended December 31, 2019 are set forth in Exhibit 99.1 hereto and is incorporated herein by reference.

The consolidated financial statements of Ittella Parent, as of December 31, 2019 and 2018, and as of June 30, 2020 and for the years ended December 31, 2019 and 2018 and the six months ended June 30, 2020, the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy Statement beginning on page F-34 and are incorporated herein by reference.

The consolidated financial statements of Forum (i) as of December 31, 2019 and 2018, (ii) as of June 30, 2020, (iii) for the six months ended June 30, 2020, (iv) for the period from May 4, 2018 (date of inception) through December 31, 2018, (v) for the year ended December 31, 2019, and (vi) the related notes and report of independent registered public accounting firm thereto are set forth in the Proxy beginning on page F-2 and are incorporated herein by reference.

(d) Exhibits

Exhibit		Incorporated by Reference
Number	Description of Document	Schedule/Form	File Number	Exhibits	Filing Date

2.1†	Agreement and Plan of Merger, dated as of June 11, 2020, entered into by and among Forum, Sprout Merger Sub, Inc., Myjojo, Inc., a Delaware corporation, and Salvatore Galletti, in his capacity as the holder representative on August 10, 2020	Form 8-K	File No. 001-38615	2.1	June 12, 2020

2.2	First Amendment to the Merger Agreement entered into by and among Forum, Sprout Merger Sub, Inc., Myjojo, Inc., a Delaware corporation, and Salvatore Galletti, in his capacity as the holder representative on August 10, 2020	Form 8-K	File No. 001-38615	2.1	August 11, 2020

3.1	Amended and Restated Certificate of Incorporation	Form 8-A12B/A	File No. 001-38615	3.1	October 15, 2020

3.2	Amended and Restated Bylaws	Form 8-A12B/A	File No. 001-38615	3.2	October 15, 2020

4.1	Form of Warrant Agreement between Continental Stock Transfer & Trust Company, LLC and Forum	Form S-1/A	File No. 333-226084	4.4	July 18, 2018

10.1	Amended and Restated Registration Rights Agreement by and among Forum, Forum Investors II, LLC, and other stockholders	Form 8-K	File No. 001-38615	10.4	June 12, 2020

10.2	Sponsor Earnout Letter, dated as of June 11, 2020, by and among Forum Merger II Corporation, Forum Investors II LLC, Myjojo, Inc. and Salvatore Galletti, as the holder representative	Form 8-K	File No. 001-38615	10.3	June 12, 2020

10.3*	Employment Agreement with Salvatore Galletti

10.4*	Employment Agreement with Giuseppe Bardari

10.5*	Employment Agreement with Sarah Galletti

10.6*	Employment Agreement with Stephanie Dieckmann

10.7*	Form of Indemnification Agreement

10.8*	2020 Equity Incentive Plan

10.9*	Loan and Security Agreement between Ittella Parent and Marquette Business Credit, LLC effective as of September 25, 2017, as amended.

10.10*	General Merchandise Supplier Agreement between Ittella Parent and Wal-Mart Stores, Inc. dated August 31, 2017 (Agreement 607499-91-0)

10.11*	General Merchandise Supplier Agreement between Ittella Parent and Wal-Mart Stores, Inc. dated August 28, 2017 for the supply of products to Sam’s Club store locations (Agreement 607499-64-1)

10.12*	General Merchandise Supplier Agreement between Ittella and Wal-Mart Stores, Inc. dated February 3, 2020 for the supply of products to Sam’s Club store locations (Agreement 607499-64-2)

10.13*	Basic Vendor Agreement between Ittella Parent and Costco Wholesale Corporation dated January 7, 2015

10.14*	Master Purchase Agreement between Ittella Parent and Aldi Inc., dated March 18, 2016.

10.15*	Master Vendor Agreement between Ittella Parent and Trader Joe’s Company dated July 31, 2018

10.16*	Standby Letter of Credit No. SB50533 issued by UMB Bank, N.A. on behalf of the Company, in favor of UniCredit S.P.A. dated as of November 24, 2017, as amended.

10.17	Escrow Agreement (Holder Representative), dated as of October 15, 2020 by and between Forum, Salvatore Galletti, and Citibank, N.A.	Form 8-A12B/A	File No. 001-38615	10.3	October 15, 2020

10.18	Escrow Agreement (Sponsor), dated as of October 15, 2020 by and between Forum, Salvatore Galletti, and Citibank, N.A.	Form 8-A12B/A	File No. 001-38615	10.4	October 15, 2020

16.1*	Letter re Change in Certifying Accountant

21.1*	List of Subsidiaries

99.1*	Unaudited Pro Forma Condensed Combined Financial Statements of the Company for the six months ended June 30, 2020, Unaudited Pro Forma Condensed Combined Statement of Operations of the Company for the year ended December 31, 2019, and Comparative Share Information.

†	Certain of the exhibits and schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TATTOOED CHEF, INC.

Dated: October 21, 2020	By:	/s/ Salvatore Galletti
		Name:	Salvatore Galletti
		Title:	Chief Executive Officer